UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2024

Pyxis Oncology, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40881	83-1160910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 Harrison Avenue
Boston, Massachusetts		02118
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617-221-9059

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PYXS	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07. Submission of Matters to a Vote of Security Holders.

On October 23, 2024, Pyxis Oncology, Inc. (the “Company”) held its Special Meeting of Stockholders at 10:00 a.m. Eastern Daylight Time in a virtual format via live audio webcast (the “Special Meeting”). The Company set September 9, 2024, as the record date for the Special Meeting and there were a total of 59,422,945 shares of common stock outstanding and entitled to vote at the Special Meeting. At the beginning of the Special Meeting, 36,189,305 shares of common stock were present virtually, in person or by proxy, and, therefore, a quorum was present.

At the Special Meeting, the stockholders' voted and approved the amendment to the 2021 Equity and Incentive Plan to increase the available shares by 5,500,000 shares and the adjournment of the Special Meeting, if necessary, in the reasonable discretion of the Chairperson of the Board, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Plan Amendment.

The final results of the stockholders' votes at the Special Meeting are set forth below:

Proposal One: Approval of an amendment to the 2021 Equity and Incentive Plan to increase the available shares by 5,500,000 shares.

For	Against	Withheld	Broker Non-Votes
23,234,250	12,829,636	125,419	0

Proposal Two: Approval of the adjournment of the Special Meeting, if necessary, in the reasonable discretion of the Chairperson of the Board, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Plan Amendment.

For	Against	Withheld	Broker Non-Votes
24,209,361	11,893,764	86,180	0

Although Proposal Two was approved, adjournment of the Special Meeting was unnecessary because there was a quorum present and there were sufficient votes received at the time of the Special Meeting to Proposal One.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1

First Amendment to Pyxis Oncology, Inc. 2021 Equity and Incentive Plan (incorporated by reference to Appendix A-1 to the Company's Definitive Proxy Statement on Schedule 14A filed on September 25, 2024).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Pyxis Oncology, Inc.

Date:	October 23, 2024	By:	/s/ Pamela Connealy
Pamela Connealy Chief Financial Officer and Chief Operating Officer